             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):
                      December 14, 1995


                 DAEDALUS ENTERPRISES, INC.
   (Exact name of registrant as specified in its charter)


        Delaware                  0-8193                   38-1873250
(State of Incorporation)  (Commission File Number)       (IRS Employer
                                                       Identification No.)



                        P.O. Box 1869
                 Ann Arbor, Michigan  48106
          (Address of principal executive offices)


                       (313) 769-5649
               (Registrant's telephone number)



Item 5. Other Events

 The Registrant's press release dated December 14, 1995 is attached hereto as Exhibit 99 and incorporated herein by reference.


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                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DAEDALUS ENTERPRISES, INC.


/s/Thomas R. Ory
------------------------------
Thomas R. Ory
President

December 14, 1995



                      INDEX TO EXHIBITS

Exhibit


99        Press Release issued December 14, 1995